Exhibit 10.2

AMENDMENT NO. 2

TO THE

NONQUALIFIED STOCK OPTION AGREEMENT OF AUXILIUM

PHARMACEUTICALS, INC.

This Amendment No. 2 (the “Amendment”) is made by and between Auxilium Pharmaceuticals, Inc. (the “Company”), and Dennis Langer (the “Grantee”), as of June 3, 2010. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Auxilium Pharmaceuticals, Inc. 2004 Equity Compensation Plan, as amended (the “Plan”).

WHEREAS, the Compensation Committee of the Company’s Board of Directors (the “Committee”) desires to amend the option agreements evidencing the terms of the outstanding nonqualified stock options held by the Grantee listed on Exhibit A attached hereto to extend the post termination exercise period from one year to two years and to provide for accelerated vesting of the nonqualified stock option granted to the Grantee on June 10, 2009; and

WHEREAS, Sections 1(b) and (c) of the Plan provides that the Committee is authorized to amend the terms of any previously issued grant and amend agreements for implementing the Plan.

NOW, THEREFORE, be it:

RESOLVED, that in accordance with the foregoing, Section 3(b)(i) of the nonqualified stock option grant agreements listed on Exhibit A is hereby amended to add the following provision:

“The expiration of the two-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).”

AND IT IS FURTHER RESOLVED, that Section 2 of the nonqualified stock option grant agreement evidencing the stock option granted to the Grantee on June 10, 2009 is hereby amended to replace the words “One year after the date of grant” with “June 3, 2010.”

AND IT IS FURTHER RESOLVED, that this Amendment shall have no other effect on the terms and conditions of the nonqualified stock option grant agreements except as set forth in this Amendment and in all respects not modified by this Amendment, the nonqualified stock option grant agreements are hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, to record the adoption of this Amendment to the stock option agreements, the Company has caused the execution of this instrument on this 3rd day of June, 2010.

AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ Armando Anido
Name:	Armando Anido
Title:	Chief Executive Officer and President

EXHIBIT A

NONQUALIFIED STOCK OPTIONS

EMPLOYEE	GRANT DATE	SHARES
Dennis Langer	July 23, 2007	15,000

Dennis Langer	June 12, 2008	15,000

Dennis Langer	June 10, 2009	15,000

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